UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2020

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (617) 425-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	CRAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In a current report on Form 8-K filed on March 4, 2020, we announced that our board of directors had appointed Christine Detrick as a Class II director, and that Ms. Detrick had agreed to stand for re-election as a director at the 2020 annual meeting of our shareholders. Accordingly, at the 2020 annual meeting of our shareholders, which was held on July 8, 2020, Ms. Detrick’s term as a Class II director ended, and, as described in more detail below, our shareholders elected Ms. Detrick as one of our Class I directors.

As of the 2020 annual meeting of shareholders, our board of directors consists of seven members.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 8, 2020, we held an annual meeting of our shareholders. A total of 7,795,971 shares of our common stock were outstanding as of May 14, 2020, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our shareholders elected Richard Booth, William Concannon and Christine Detrick as our Class I directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Richard D. Booth	6,531,134	62,677	434,400
William F. Concannon	3,920,340	2,673,471	434,400
Christine R. Detrick	6,510,065	83,746	434,400

Proposal Two: Approval of Executive Compensation

Our shareholders voted to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement filed in connection with the annual meeting pursuant to Item 402 of Regulation S-K. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,301,465	143,439	148,907	434,400

Proposal Three: Ratification of Grant Thornton LLP as our Independent Registered Public Accountants for Fiscal 2020

Our shareholders ratified the appointment by our audit committee of Grant Thornton LLP as our independent registered public accountants for our fiscal year ending January 2, 2021. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
7,024,357	174	3,680	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: July 9, 2020	By:	/s/ Daniel K. Mahoney
Daniel K. Mahoney
Chief Financial Officer, Executive Vice President and Treasurer

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